UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Growth and Income Fund, Inc.

SEMIANNUAL REPORT April 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
27	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global and U.S. economies.A modest slowdown in the middle quarters of 2010 gave way to renewed strength by early 2011.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets around the world have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, U.S. equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a double-dip recession.

We expect the U.S. economy to continue to expand at a moderate rate, which generally should be good for stocks. However, in the wake of recent gains we believe that selectivity will become more important.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by John Bailer, Elizabeth Slover and Brian Ferguson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Growth and Income Fund produced a total return of 17.37%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 16.35% for the same period.2

Stocks rallied during the reporting period as the U.S. economic recovery gained traction.The fund produced a higher return than its benchmark, primarily due to the success of our security selection strategy in the industrials, consumer staples and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk manage-ment.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Stocks Rallied As the U.S. Economy Recovered

Investor sentiment improved dramatically in the weeks before the start of the reporting period, when a new round of quantitative easing of U.S.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

monetary policy helped convince investors that the economy was unlikely to slip back into recession.A more optimistic investment outlook was reinforced by improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups. Later in the fall, the passage of fiscally stimulative tax legislation lent further support to stock prices.

Improving global economic conditions also helped to lift U.S. stocks. Investor confidence was buoyed by encouraging economic data in Europe and robust demand in the emerging markets for industrial commodities and equipment.

The market rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when a devastating earthquake, tsunami and nuclear disaster struck Japan. However, investors proved resilient, and the U.S. stock market bounced back by the reporting period’s end. Smaller stocks generally produced higher returns than their larger counterparts, and growth stocks typically outperformed value stocks during the reporting period.

Industrial Stocks Bolstered the Fund’s Relative Performance

The fund achieved especially attractive results in the industrials sector, where machinery producer Caterpillar, engine maker Cummins and industrial conglomerate Dover benefited from robust demand for the equipment and materials used in infrastructure construction and energy exploration.The fund also scored successes in the traditionally defensive consumer staples sector, as organic grocery chain Whole Foods Market saw a recovery in spending by more affluent consumers. Processed food giant Kraft Foods achieved better results in all of its global markets on the strength of revitalized marketing efforts, new products and price increases.

The fund’s information technology holdings were bolstered by communication equipment specialist QUALCOMM, which posted record quarterly earnings stemming from the soaring popularity of smartphones containing the company’s microchips. In addition, data virtualization and integration companies VMware and Informatica have been in the vanguard of the ongoing trend toward “cloud computing,” in which businesses maintain applications and data over the Internet rather than on local servers.

Although the fund participated to a significant degree in gains posted by the energy sector through investments in Exxon Mobil and Occidental Petroleum, results compared to the benchmark were undermined by a largely underweight position in Chevron. In the consumer discretionary sector, cruise operator Carnival was hurt by higher fuel costs and slower bookings in Europe amid the turmoil in Northern Africa.

Positioned for a More Selective Market Environment

Despite rising inflationary pressures, a sluggish labor market and weak housing markets, we believe the economic recovery is likely to persist. Profits in some industries have returned to pre-recession levels, several domestic political headwinds were reduced following the 2010 national midterm elections, and rebuilding in Japan could boost economic activity.

In this environment, we expect investors to become more selective, favoring growing companies with rising dividends and avoiding those with weaker underlying business fundamentals. Our bottom-up security selection process has identified a number of potential opportunities in the consumer discretionary sector. On the other hand, fewer stocks in the consumer staples sector have satisfied our value-oriented investment criteria.

May 16, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

Expenses paid per $1,000†	$5.34
Ending value (after expenses)	$1,173.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

Expenses paid per $1,000†	$4.96
Ending value (after expenses)	$1,019.89

† Expenses are equal to the fund’s annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2011 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—14.3%
Abercrombie & Fitch, Cl. A	29,140	2,063,112
Amazon.com	32,060[a]	6,299,790
Carnival	149,298	5,683,775
Dick’s Sporting Goods	45,420[a]	1,859,041
DIRECTV, Cl. A	75,330[a]	3,660,285
Guess?	36,940	1,588,051
Johnson Controls	155,070	6,357,870
Limited Brands	70,350	2,895,606
Lowe’s	87,090	2,286,112
Macy’s	142,460	3,406,219
Netflix	8,330[a,b]	1,938,141
Newell Rubbermaid	168,180	3,205,511
News, Cl. A	123,450	2,199,879
Nordstrom	79,910	3,799,720
Omnicom Group	310,250	15,261,197
Priceline.com	4,930[a]	2,696,759
Stanley Black & Decker	72,340	5,255,501
Staples	139,210	2,942,899
Time Warner	344,399	13,038,946
Walt Disney	85,240	3,673,844
		90,112,258
Consumer Staples—8.3%
Dr. Pepper Snapple Group	133,020	5,214,384
Energizer Holdings	22,420[a]	1,693,383
Kraft Foods, Cl. A	175,570	5,895,641
Lorillard	44,040	4,690,260
PepsiCo	237,758	16,379,149
Philip Morris International	136,105	9,451,131
Procter & Gamble	40,730	2,643,377
Walgreen	73,650	3,146,328
Whole Foods Market	52,050	3,266,658
		52,380,311
Energy—11.5%
Chevron	19,760	2,162,534
ENSCO, ADR	59,810[b]	3,565,872
Exxon Mobil	380,200	33,457,600

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Halliburton	61,100	3,084,328
Occidental Petroleum	134,400	15,360,576
Schlumberger	161,288	14,475,598
		72,106,508
Financial—14.4%
American Express	45,630	2,239,520
Ameriprise Financial	48,190	2,990,671
Arthur J. Gallagher & Co.	93,800	2,793,364
Bank of America	206,190	2,532,013
Capital One Financial	138,960	7,605,281
Charles Schwab	133,360	2,441,822
Citigroup	900,690[a]	4,134,167
Comerica	153,470[b]	5,821,117
Goldman Sachs Group	23,173	3,499,355
Hartford Financial Services Group	102,430	2,967,397
Janus Capital Group	184,450[b]	2,244,757
JPMorgan Chase & Co.	320,405	14,620,080
Marsh & McLennan	99,440	3,011,043
MetLife	163,030	7,628,174
Moody’s	84,610[b]	3,311,635
New York Community Bancorp	472,290	7,840,014
Prudential Financial	22,310	1,414,900
TD Ameritrade Holding	66,770	1,438,226
U.S. Bancorp	343,980	8,881,564
Wells Fargo & Co.	99,120	2,885,383
		90,300,483
Health Care—11.3%
Agilent Technologies	32,630[a]	1,628,563
Alexion Pharmaceuticals	15,500[a]	1,501,795
Allergan	27,900	2,219,724
Allscripts Healthcare Solutions	77,450[a]	1,668,273
Amgen	68,810[a]	3,911,848
Baxter International	94,680	5,387,292
Covidien	60,580	3,373,700
Dendreon	46,590[a,b]	2,023,404
HCA Holdings	49,200[a]	1,613,760
Hospira	29,710[a]	1,685,448

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Illumina	24,160[a,b]	1,714,877
Johnson & Johnson	79,230	5,206,996
McKesson	102,110	8,476,151
Medtronic	37,370	1,560,198
Merck & Co.	173,940	6,253,143
Pfizer	698,110	14,632,386
St. Jude Medical	56,690	3,029,514
Vertex Pharmaceuticals	32,400[a,b]	1,782,648
Warner Chilcott, Cl. A	65,600	1,512,080
Watson Pharmaceuticals	35,470[a,b]	2,199,849
		71,381,649
Industrial—12.5%
Caterpillar	116,680	13,466,039
Cooper Industries	65,840	4,342,148
Cummins	39,400	4,735,092
Dover	100,243	6,820,534
Eaton	125,120	6,697,674
General Electric	905,860	18,524,837
Hubbell, Cl. B	64,600	4,521,354
Ingersoll-Rand	115,050	5,810,025
Owens Corning	136,880[a]	5,179,539
Pitney Bowes	259,116[b]	6,363,889
United Technologies	25,440	2,278,915
		78,740,046
Information Technology—17.5%
Accenture, Cl. A	71,060	4,059,658
Alcatel-Lucent, ADR	324,640[a,b]	2,123,146
AOL	63,002[a,b]	1,283,981
Apple	49,077[a]	17,090,084
Atmel	208,790[a]	3,194,487
BMC Software	68,970[a]	3,464,363
Corning	164,450	3,443,583
Electronic Arts	107,900[a,b]	2,177,422
Google, Cl. A	15,686[a]	8,534,753
Informatica	37,730[a]	2,113,257
International Business Machines	63,980	10,913,708
NetApp	83,180[a,b]	4,323,696

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
OmniVision Technologies	81,110[a,b]	2,725,296
Oracle	274,110	9,881,666
Paychex	196,200[b]	6,417,702
QUALCOMM	302,370	17,186,711
Salesforce.com	18,070[a,b]	2,504,502
Teradata	65,370[a]	3,655,490
Trimble Navigation	62,370[a]	2,921,411
VMware, Cl. A	23,290[a]	2,222,565
		110,237,481
Materials—3.5%
Air Products & Chemicals	77,780	7,429,546
Dow Chemical	82,710	3,390,283
Freeport-McMoRan Copper & Gold	120,944[c]	6,655,548
Mosaic	41,700	3,121,662
Packaging Corp. of America	49,480	1,411,664
		22,008,703
Telecommunication Services—3.3%
AT&T	190,740	5,935,829
Vodafone Group, ADR	266,810	7,769,507
Windstream	532,229[b]	6,817,853
		20,523,189
Utilities—2.4%
DTE Energy	61,700	3,117,701
Entergy	13,420	935,642
National Grid, ADR	62,390	3,202,479
NextEra Energy	65,860	3,725,700
PPL	139,110	3,815,787
		14,797,309
Total Common Stocks
(cost $495,363,652)		622,587,937

Preferred Stocks—.3%
Consumer Discretionary
General Motors,
Ser. B, Conv., Cum. $.65
(cost $1,743,213)	33,490	1,668,137

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,413,000)	5,413,000 [d]	5,413,000

Investment of Cash Collateral
for Securities Loaned—5.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $32,917,168)	32,917,168 [d]	32,917,168

Total Investments (cost $535,437,033)	105.4%	662,586,242
Liabilities, Less Cash and Receivables	(5.4%)	(33,657,881)
Net Assets	100.0%	628,928,361

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $31,736,788 and the value of the collateral held by the fund was $32,917,168.
c Held by a broker as collateral for open options written.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	17.5	Consumer Staples	8.3
Consumer Discretionary	14.6	Money Market Investments	6.1
Financial	14.4	Materials	3.5
Industrial	12.5	Telecommunication Services	3.3
Energy	11.5	Utilities	2.4
Health Care	11.3		105.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF OPTIONS WRITTEN
April 30, 2011 (Unaudited)

	Number of
	Contracts ($)		Value ($)
Call Options;
Freeport-McMoran,
August 2011 @ $65
(premiums received $52,064)	267	[a]	(29,370)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,736,788)—Note 1(b):
Unaffiliated issuers	497,106,865	624,256,074
Affiliated issuers	38,330,168	38,330,168
Cash		97,657
Receivable for investment securities sold		9,419,114
Dividends and interest receivable		494,906
Receivable for shares of Common Stock subscribed		388,745
Prepaid expenses		17,784
		673,004,448
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		462,958
Payable for investment securities purchased		10,386,594
Payable for shares of Common Stock redeemed		156,514
Liability for securities on loan—Note 1(b)		32,917,168
Outstanding options written, at value (premiums received
$52,064)—See Statement of Options Written—Note 4		29,370
Interest payable—Note 2		1,284
Accrued expenses		122,199
		44,076,087
Net Assets ($)		628,928,361
Composition of Net Assets ($):
Paid-in capital		584,162,911
Accumulated undistributed investment income—net		247,441
Accumulated net realized gain (loss) on investments		(82,653,894)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		127,171,903
Net Assets ($)		628,928,361
Shares Outstanding
(300 million shares of $.001 par value of Common Stock authorized)		40,841,876
Net Asset Value, offering and redemption price per share ($)		15.40

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,713 foreign taxes withheld at source):
Unaffiliated issuers	6,022,378
Affiliated issuers	6,834
Income from securities lending—Note 1(b)	15,304
Total Income	6,044,516
Expenses:
Management fee—Note 3(a)	2,179,914
Shareholder servicing costs—Note 3(b)	590,268
Professional fees	37,435
Custodian fees—Note 3(b)	22,419
Prospectus and shareholders’ reports	19,998
Directors’ fees and expenses—Note 3(c)	15,549
Registration fees	14,148
Interest expense—Note 2	3,854
Loan commitment fees—Note 2	2,108
Miscellaneous	7,965
Total Expenses	2,893,658
Less—reduction in fees due to earnings credits—Note 3(b)	(2,058)
Net Expenses	2,891,600
Investment Income—Net	3,152,916
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	39,557,485
Net realized gain (loss) on options transactions	128,850
Net Realized Gain (Loss)	39,686,335
Net unrealized appreciation (depreciation) on investments	50,127,395
Net unrealized appreciation (depreciation) on options transactions	9,147
Net Unrealized Appreciation (Depreciation)	50,136,542
Net Realized and Unrealized Gain (Loss) on Investments	89,822,877
Net Increase in Net Assets Resulting from Operations	92,975,793

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	3,152,916	4,394,237
Net realized gain (loss) on investments	39,686,335	55,821,458
Net unrealized appreciation
(depreciation) on investments	50,136,542	24,569,211
Net Increase (Decrease) in Net Assets
Resulting from Operations	92,975,793	84,784,906
Dividends to Shareholders from ($):
Investment income—net	(3,069,788)	(4,229,924)
Capital Stock Transactions ($):
Net proceeds from shares sold	68,833,398	38,009,927
Dividends reinvested	2,895,278	4,002,319
Cost of shares redeemed	(68,800,171)	(59,338,427)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,928,505	(17,326,181)
Total Increase (Decrease) in Net Assets	92,834,510	63,228,801
Net Assets ($):
Beginning of Period	536,093,851	472,865,050
End of Period	628,928,361	536,093,851
Undistributed investment income—net	247,441	164,313
Capital Share Transactions (Shares):
Shares sold	4,742,141	3,129,942
Shares issued for dividends reinvested	202,926	329,371
Shares redeemed	(4,760,746)	(4,848,175)
Net Increase (Decrease) in Shares Outstanding	184,321	(1,388,862)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.19	11.25	10.15	17.91	17.35	15.17
Investment Operations:
Investment income—net[a]	.08	.11	.12	.05	.10	.12
Net realized and unrealized
gain (loss) on investments	2.21	1.93	1.11	(6.59)	2.57	2.21
Total from Investment Operations	2.29	2.04	1.23	(6.54)	2.67	2.33
Distributions:
Dividends from
investment income—net	(.08)	(.10)	(.13)	(.04)	(.10)	(.15)
Dividends from net realized
gain on investments	—	—	—	(1.18)	(2.01)	—
Total Distributions	(.08)	(.10)	(.13)	(1.22)	(2.11)	(.15)
Net asset value, end of period	15.40	13.19	11.25	10.15	17.91	17.35
Total Return (%)	17.37[b]	18.24	12.42	(38.95)	16.97	15.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00[c]	1.05	1.11	.99	.96	1.01
Ratio of net expenses
to average net assets	.99[c]	1.05	1.05	.99	.96	1.01
Ratio of net investment income
to average net assets	1.08[c]	.87	1.25	.38	.59	.72
Portfolio Turnover Rate	45.19[b]	86.92	114.75	131.78	74.43	123.60
Net Assets, end of period
($ x 1,000)	628,928	536,094	472,865	458,904	819,264	773,732

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

    Level 1—unadjusted quoted prices in active markets for identical investments.

    Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

    Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	607,595,070	—	—	607,595,070
Equity Securities—
Foreign†	16,661,004	—	—	16,661,004
Mutual Funds	38,330,168	—	—	38,330,168
Liabilities ($)
Other Financial
Instruments:
Options Written	(29,370)	—	—	(29,370)

† See Statement of Investments for additional detailed categorizations.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011, The Bank of NewYork Mellon earned $6,559 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	4/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,432,000		86,311,000	88,330,000	5,413,000.9
Dreyfus
Institutional
Cash
Advantage
Fund	791,661		185,374,755	153,249,248	32,917,168		5.2
Total	8,223,661		271,685,755	241,579,248	38,330,168		6.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $121,175,373 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $80,987,714 of the carryover expires in fiscal 2016 and $40,187,659 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $4,229,924. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2011, was approximately $443,600, with a related weighted average annualized interest rate of 1.75%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2011, the fund was charged $271,597 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $189,447 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $29,416 pursuant to the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,058.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $22,419 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $381,253, custodian fees $22,224, chief compliance officer fees $2,481 and transfer agency per account fees $57,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2011, amounted to $266,175,965 and $259,731,318, respectively.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the fund’s call/put options written for the period ended April 30, 2011:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2010	713	17,112
Contracts written	1,354	291,330
Contracts terminated:
Contracts closed	1,087	239,266	127,528	111,738
Contracts expired	713	17,112	—	17,112
Total contracts
terminated	1,800	256,378	127,528	128,850
Contracts Outstanding
April 30, 2011	267	52,064

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2011:

Average Market Value ($)
Equity option contracts	25,267

At April 30, 2011, accumulated net unrealized appreciation on investments was $127,149,209, consisting of $132,151,897 gross unrealized appreciation and $5,002,688 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group medians and was above the Performance Universe medians for all periods, except for the 10-year period ended December 31, 2010. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)